               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                         FORM 8-K

                       CURRENT REPORT


               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) - May 31, 1996

               Sterling Healthcare Group, Inc.
     (Exact name of registrant as specified in its charter)

     Florida                 1-13074            65-0337205
  (State or other juris-  (Commission File   (IRS Employer
  diction of incorporation)   Number)    Identification No.)

          6855 South Red Road, Suite 400
          Coral Gables, Florida                     33134
     (Address or principal executive offices)     (Zip Code)


  Registrant's telephone number, including area code:
  (305) 665-1911


                         None
  (Former name or former address, if changed since last report)

  Item 1. Changes in Control of Registrant

          Not Applicable

  Item 2. Acquisition or Disposition of Assets

          Not Applicable

  Item 3. Bankruptcy or Receivership

          Not Applicable

  Item 4. Changes in Registrant's Certifying Accountant

          Not Applicable

  Item 5. Other Events

          On May 31, 1996, the day of the Annual Meeting of
  Shareholders of Sterling Healthcare Group, Inc. (the "Company"), Henry
  O. Harper, Jr. M.D. informed the Company that he would not stand for re-election to the Company's Board of Directors. A copy of Dr.
  Harper's letter to the Company is attached as Exhibit "1".

          At the Annual Meeting of Shareholders the following persons were elected to serve as directors of the Company for a period of one year and until their successors are elected and qualified: Stephen J. Dresnick, M.D., Paul Auerbach, M.D., Herbert A. Wertheim, O.D., Diane Horner, R.N., Ed.D, Glenn Halpryn and Mel Gotlieb.


  Item 6. Resignations of Registrant's Directors

          Not Applicable

  Item 7. Financial Statements and Exhibits

          (a)  Financial statements of business acquired

               None

          (b)  Pro forma financial information

               None

          (c)  Exhibits

               (1)  Letter dated May 29, 1996 from Henry O. Harper,
                    Jr., M.D.

  Item 8. Change in Fiscal Year

          Not Applicable

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            STERLING HEALTHCARE GROUP, INC.
                            (Registrant)



  Dated: June 5, 1996       By:/s/ Jack S. Greenman
                              Jack S. Greenman
                              Chief Financial Officer

                    LIST OF EXHIBITS

     (1)  Letter dated May 29, 1996 from Henry O. Harper, Jr., M.D.